                                                                    Exhibit 10.2



Supplement to Pooling Agreement, dated November 30, 1996

Dietmar Hopp, Oliver Hopp and the Dietmar Hopp Stiftung hold, in connection with the Pooling Agreement, a total of 11,861,600 SAP Ordinary Shares.

In particular:

-- Dietmar Hopp                   1,920,500
-- Oliver Hopp                      602,000
-- Dietmar Hopp Stiftung          9,339,100
                                 ----------
                                 11,861,600

The Pooling Shareholders hereby agree that transfers of shares among the three parties hereto named above are permitted, provided that the total number of shares subject to the Pooling Agreement shall not fall below 11,861,600.

The same provisions shall also apply to Dr. Tschira and the Klaus Tschira Stiftung.


Walldorf, October 12, 1998

To the extent that this Agreement is signed on behalf of any party by a representative who also represents other parties hereto, such representative is freed from Section 181 of the German Civil Code.

/s/ Dietmar Hopp
------------------------------
Dietmar Hopp

/s/ Oliver Hopp
------------------------------
Oliver Hopp

/s/ Dietmar Hopp
------------------------------
Dietmar Hopp Stiftung, a limited liability company, represented by its managing director, Dietmar Hopp, who is empowered to act alone

/s/ Hasso Plattner
------------------------------
Dr. h.c. Hasso Plattner

/s/ Klaus Tschira
------------------------------
Dr. h.c. Klaus Tschira

/s/ Klaus Tschira
------------------------------
Klaus Tschira Stiftung, a non-profit limited liability company, represented by its managing director Dr. h.c. Klaus Tschira, who is empowered to act alone